EXHIBIT 10.1

THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO INCENTRA SOLUTIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                              CONVERTIBLE TERM NOTE

                  FOR VALUE RECEIVED, INCENTRA SOLUTIONS, INC., a Nevada Corporation (the "COMPANY"), promises to pay to ___________________________ (the "HOLDER") or its registered assigns or successors in interest, the sum of _______________________, together with any accrued and unpaid interest hereon, on June 6, 2007 (the "MATURITY DATE") if not sooner paid.

                  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Note Purchase Agreement dated as of the date hereof by and between the Company and the Holder (as amended, modified and/or supplemented from time to time, the "PURCHASE AGREEMENT").

                  The following terms shall apply to this Note:

                                   ARTICLE I
                         CONTRACT RATE AND AMORTIZATION

                  1.1 CONTRACT RATE. Subject to Sections 4.2 and 5.10, interest payable on the outstanding principal amount of this Convertible Term Note (the "Note" and the "PRINCIPAL AMOUNT" respectively) shall accrue at a rate of twelve percent (12%) per annum (the "INTEREST RATE").

                  1.2 PAYMENT. Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement shall be due and payable on the Maturity Date.

                                   ARTICLE II
                           HOLDER'S CONVERSION RIGHTS

                  2.1 OPTIONAL CONVERSION BY HOLDER. Subject to the terms set forth in this Article III, the Holder shall have the right, but not the obligation, to convert all or any portion of

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the issued and outstanding Principal Amount and/or accrued interest and fees due and payable into fully paid and nonassessable shares of Common Stock at $1.40 per share (the "CONVERSION PRICE"). The shares of Common Stock to be issued upon such conversion are herein referred to as, the "CONVERSION SHARES."

                  2.2 CONVERSION LIMITATION. Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Note or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such conversion, the Holder and its Affiliates beneficially own more than 9.99% of the then outstanding shares of Common Stock). As used herein, the term "AFFILIATE" means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. For purposes of the proviso to the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The limitations set forth herein (x) may be waived by the Holder upon provision of no less than sixty-one (61) days prior notice to the Company and (y) shall automatically become null and void (i) following notice to the Company upon the occurrence and during the continuance of an Event of Default which has not been waived by the Holder, or (ii) upon receipt by the Holder of a Notice of Redemption.

                  2.3 MECHANICS OF HOLDER'S CONVERSION. In the event that the Holder elects to convert this Note into Common Stock, the Holder shall give notice of such election by delivering an executed and completed notice of conversion in substantially the form of Exhibit A hereto (appropriate completed) ("NOTICE OF CONVERSION") to the Company and such Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and fees that are being converted. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records and shall provide written notice thereof to the Company within two (2) business days after the Conversion Date. Each date on which a Notice of Conversion is delivered or telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date (the "CONVERSION DATE"). Pursuant to the terms of the Notice of Conversion, the Company will issue instructions to the transfer agent accompanied by an opinion of counsel within two (2) business days of the date of the delivery to the Company of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder within three (3) business days after receipt by the Company of the Notice of Conversion (the "DELIVERY DATE"). In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion

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shall be deemed to have been  issued  upon the date of receipt by the Company of the Notice of Conversion. The Holder shall be treated for all purposes as the record holder of the Conversion Shares, unless the Holder provides the Company written instructions to the contrary.

                  2.4 OPTIONAL CONVERSION BY COMPANY. Subject to the terms set forth in this Article III, if the average closing price of the Company's publicly traded Common Stock as reported by Bloomberg, L.P. on the Principal Market for the five (5) consecutive trading days immediately preceding the Conversion Date is greater than or equal to 125% of the Conversion Price and there is an effective registration statement allowing the resale of the Conversion shares, the Company shall have the right to convert all or any portion of the then unpaid principal and accrued interest on the Note into fully paid and nonassessable shares of Common Stock at the Conversion Price. The shares of Common Stock to be issued upon such conversion are herein also referred to as the Conversion Shares.

                  2.5 MECHANICS OF COMPANY'S CONVERSION. 2.6 In the event that the Company elects to convert this Note into Common Stock, the Company shall give notice of such election to the Holder in the manner provided for in Section
5.4 below, and such notice shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest, prepayment penalty and fees that are being converted. On each Conversion Date and in accordance with the Company's notice to Holder of its intent to convert, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records and shall provide written notice thereof to the Company within two (2) business days after the Conversion Date. Each date on which a notice from the Company of its intent to convert is delivered or telecopied to the Holder in accordance with the provisions hereof shall also be deemed a Conversion Date. Pursuant to the terms of the Company's notice to Holder, the Company will issue instructions to the transfer agent accompanied by an opinion of counsel within two (2) business days of the date of the delivery by the Company of its notice to Holder and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder within three (3) business days after delivery by the Company of such notice (the "DELIVERY DATE"). In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt, or deemed receipt in accordance with the provisions of Section 4.4 below, by the Holder of notice of the Company's intent to convert. The Holder shall be treated for all purposes as the record holder of the Conversion Shares, unless the Holder provides the Company written instructions to the contrary.

                  2.6 CONVERSION MECHANICS. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal and interest and fees to be converted, if any, by the then applicable Conversion Price.

                  2.7 ADJUSTMENT PROVISIONS. The Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to this Note shall be subject to adjustment from time to time upon the occurrence of certain events during the period that this conversion right remains outstanding, as follows:

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

         (a)  ADJUSTMENTS  TO THE  CONVERSION  PRICE.  Except (i) as provided in
Section 2.7(b) hereof, (ii) in the case of an event described in Section 2.7(c) hereof and (iii) as the Holder(s) of may otherwise agree in writing to waive the provisions hereof, if and whenever after the date hereof the Company shall issue or sell, or is, in accordance with this Section 2.7(a), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the
Conversion Price in effect immediately prior to such issuance or sale, then, upon such issuance or sale (or deemed issuance or sale), the Conversion Price shall be reduced to the price determined by dividing (i) the sum of (A) the Common Stock Deemed Outstanding (as defined in subparagraph (x) below) immediately prior to such issuance or sale (or deemed issuance or sale) multiplied by the Conversion Price then in effect and (B) the aggregate consideration, if any, received by the Corporation upon such issuance or sale (or deemed issuance or sale) by (ii) the Common Stock Deemed Outstanding immediately after such issuance or sale (or deemed issuance or sale).

         For purposes of this Section 2.7(a), the following shall also be applicable:

                  (i) ISSUANCE OF RIGHTS OR OPTIONS. If the Company shall, at any time after the date hereof, in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities"), in each case for consideration per share (determined as provided in this paragraph and in Section 2.7(a)(vi)) hereof less than the Conversion Price then in effect, whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon exercise of such Options, shall be deemed to have been issued as of the date of granting of such Options, at a price per share equal to the amount determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock deemed to have been so issued. Except as otherwise provided in Section 2.7(a)(iii) hereof, no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (ii) ISSUANCE OF CONVERTIBLE SECURITIES. If the Company shall, at any time after the date hereof, in any manner issue or sell any Convertible Securities for consideration per share (determined as provided in this paragraph and in Section 2.7(a)(vi)) hereof less than the Conversion Price then in effect, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, then the total maximum

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

         number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance or sale of such Convertible Securities, at a price per share equal to the amount determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock deemed to have been so issued; PROVIDED, that (1) except as otherwise provided in Section 2.7(a)(iii) hereof, no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (2) if any such issuance or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities, no further adjustment of the Conversion Price shall be made by reason of such issuance or sale.

                  (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE. If there shall occur a change in (A) the maximum number of shares of Common Stock issuable in connection with any Option referred to in Section 2.7(a)(i) or any Convertible Securities referred to in Section 2.7(a)(i) or (ii) hereof, (B) the purchase price provided for in any Option referred to in Section 2.7(a)(i) hereof, (C) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 2.7(a)(i) or (ii) hereof, or (D) the rate at which Convertible Securities referred to in Section 2.7(a)(i) or (ii) hereof are convertible into or exchangeable for Common Stock (in each case, other than in connection with an event described in Section 2.7(b) hereof), then the Conversion Price in effect at the time of such event shall be adjusted to the Conversion Price that would have been in effect at such time had such Options or Convertible Securities that are still outstanding provided for such changed maximum number of shares, purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect is thereby reduced.

                  (iv) STOCK DIVIDENDS. If the Company, at any time or from time to time after the date hereof, shall declare or make, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration, and the Conversion Price will be adjusted pursuant to this Section 2.7(a); PROVIDED, that if any adjustment is made to the Conversion Price as a result of the declaration of a dividend and such dividend is not effected, the Conversion Price shall be appropriately readjusted to the Conversion Price in effect had such dividend not been declared.

                  (v) OTHER DIVIDENDS AND DISTRIBUTIONS. If the Company, at any time or from time to time after the date hereof, shall declare or make, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities or other property of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holder

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         shall  receive  upon  conversion  hereof,  in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities of the Company or the value of such other property that he or she would have received had the Note been converted into Common Stock on the date of such event and had Holder thereafter, during the period from the date of such event to and including the conversion date, retained such securities or other property receivable by him or her during such period giving application to all adjustments called for during such period under Section 3.7 with respect to the rights of the Holders; and, PROVIDED, FURTHER, however, that no such adjustment shall be made if the Holder simultaneously receives a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as he or she would have received if the outstanding Note had been converted into Common Stock on the date of such event.

                  (vi) CONSIDERATION FOR STOCK. If the Company, at any time or from time to time after the date hereof, shall issue or sell, or is deemed to have issued or sold, any shares of Common Stock for cash, the consideration received therefor shall be deemed to be the amount received or to be received by the Company therefor (determined with respect to deemed issuances and sales in connection with Options and Convertible Securities in accordance with clause (A) of Section 2.7(a)(i) or (ii) hereof, as appropriate). In case any shares of Common Stock shall be issued or sold, or deemed issued or sold, for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration received or to be received by the Company (determined with respect to deemed issuances and sales in connection with Options and Convertible Securities in accordance with clause (A) of Section 2.7(a)(i) or(ii) hereof, as appropriate) as determined in good faith by the Board of Directors of the Company. In case any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company.

                  (vii) RECORD DATE. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (viii) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company; PROVIDED, that the disposition of any such shares shall be considered an issuance or sale of Common Stock for the purpose of this Section 2.7.

                  (ix) OTHER ISSUANCES OR SALES. In calculating any adjustment to the Conversion Price pursuant to this Section 2.7(a): (A) any shares of Common Stock, Options or

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         Convertible  Securities  issued  or  sold  (or  deemed  issued  or sold pursuant to Section 2.7(a)(i) or (ii) above) after the date hereof and prior to the effective date of such adjustment, the issuance or sale (or deemed issuance or sale) of which did not result in any adjustment to the Conversion Price under this Section 2.7(a), shall be deemed to have been issued or sold as part of the issuance or sale (or deemed issuance or sale) giving rise to such adjustment for the same consideration per share as the Company received in the issuance or sale (or deemed issuance or sale) giving rise to such adjustment, and (B) any Options or Convertible Securities that provide, as of the effective date of such adjustment, for the issuance upon exercise or conversion thereof of an indeterminable number of shares of Common Stock shall (together with the shares of Common Stock issuable upon exercise or conversion thereof) be disregarded; PROVIDED, that at such time as the number of shares of Common Stock issuable upon exercise or conversion of such Options or Convertible Securities becomes determinable, the Conversion Price shall be adjusted as provided in Section 2.7(a)(iii) above.

                  (x) COMMON  STOCK  DEEMED  OUTSTANDING.  For  purposes of this
         Section 2.7, the term "Common Stock Deemed Outstanding" shall mean, at any time, the sum of (A) the number of shares of Common Stock outstanding immediately prior to the date hereof (including for this purpose all shares of Common Stock issuable upon exercise or conversion of any Options or Convertible Securities outstanding immediately prior to the date hereof), PLUS (B) the number of shares of Common Stock issued or sold (or deemed issued or sold) after the date hereof, the issuance or sale of which resulted in an adjustment to the Conversion Price pursuant to Section 2.7(a) hereof, PLUS (C) the number of shares of Common Stock deemed issued or sold pursuant to Section 2. 7(a)(ix)(A) above; PROVIDED, that Common Stock Deemed Outstanding shall not include any shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants.

         (b) CERTAIN ISSUES OF COMMON STOCK EXCEPTED. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance from and after the Filing Date of (i) shares of Common Stock upon conversion of the Notes, upon exercise of the Warrants, upon conversion of other convertible securities issued prior to the date hereof, or upon exercise of warrants or options issued prior to the date hereof, and (ii) up to 4,012,500 shares of Common Stock or options therefor to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board of Directors and issued pursuant to the Company's 2000 Equity Incentive Plan, 2006 Stock Option Plan, or 401K Plan ("EXCLUDED SHARES").

         (c) SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Company shall at any time after the Filing Date subdivide its outstanding shares of Common Stock into a greater number of shares (by any stock split, stock dividend or otherwise), the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the Company shall at any time after the date hereof combine its outstanding shares of Common Stock into a smaller number of shares (by any reverse stock split or otherwise), the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the

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case of any such  subdivision,  no further  adjustment shall be made pursuant to
Section 2.7(a)(iv) hereof by reason thereof.

         (d) RECLASSIFICATION. If the Company at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid Principal Amount and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock (i) immediately prior to or (ii) immediately after, such reclassification or other change at the sole election of the Holder.

                  2.8 RESERVATION OF SHARES. During the period the conversion right exists, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Conversion Shares upon the full conversion of this Note and the Warrant. The Company represents that upon issuance, the Conversion Shares will be duly and validly issued, fully paid and non-assessable. The Company agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for the Conversion Shares upon the conversion of this Note.

                  2.9   REGISTRATION   RIGHTS.   The  Holder  has  been  granted
registration rights with respect to the Conversion Shares as set forth in the Registration Rights Agreement.

                  2.10 ISSUANCE OF NEW NOTE. Upon any partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Company to the Holder for the principal balance of this Note and interest which shall not have been converted or paid. Subject to the provisions of Article IV of this Note, the Company shall not pay any costs, fees or any other consideration to the Holder for the production and issuance of a new Note.

                                  ARTICLE III
                                EVENTS OF DEFAULT

                  3.1 EVENTS OF DEFAULT. The occurrence of any of the following events set forth in this Section 4.1 shall constitute an event of default ("EVENT OF DEFAULT") hereunder:

                           (a) FAILURE TO PAY. The Company fails to pay when due any installment of principal, interest or other fees hereon in accordance herewith, and such failure shall continue for a period of five (5) days following the date upon which any such payment was due.

                           (b) BREACH OF COVENANT. The Company breaches any covenant or any other term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof.

                           (c) BREACH OF REPRESENTATIONS AND WARRANTIES. Any representation, warranty or statement made or furnished by the Company in this Note, the Purchase

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         Agreement or any other Related  Agreement shall at any time be false or misleading in any material respect on the date as of which made or deemed made.

                           (d) DEFAULT UNDER OTHER AGREEMENTS. The occurrence of any default (or similar term) in the observance or performance of any other agreement or condition relating to any indebtedness or contingent obligation of the Company, except for payment or other obligations related to that certain promissory note issued by the Company to Alfred Curmi on or about February 18, 2005, beyond the period of grace (if any), the effect of which default is to cause, or permit the holder or holders of such indebtedness or beneficiary or beneficiaries of such contingent obligation to cause, such indebtedness to become due prior to its stated maturity or such contingent obligation to become payable;

                           (e) BANKRUPTCY. The Company shall (i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect),
         (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, without challenge within ten (10) days of the filing thereof, or failure to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

                           (f) JUDGMENTS. Attachments or levies in excess of $250,000 in the aggregate are made upon the Company assets or a final and non-appealable judgment is rendered against the Company's property involving a liability of more than $250,000 which shall not have been vacated, discharged, stayed or bonded within ninety (90) days from the entry thereof;

                           (g) INSOLVENCY. The Company shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

                           (h) INDICTMENT; PROCEEDINGS. The indictment or threatened indictment of the Company or any executive officer of the Company under any criminal statute, or commencement or threatened commencement of criminal or civil proceeding against the Company or any executive officer of the Company pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any of the property of the Company;

                           (i) THE PURCHASE  AGREEMENT  AND RELATED  AGREEMENTS.
         (i) An Event of Default shall occur under and as defined in the Purchase Agreement or any Related Agreement, (ii) the Company shall breach any term or provision of the Purchase Agreement or any other Related Agreement in any material respect and such breach, if capable of cure, continues unremedied for a period of fifteen (15) days after the occurrence thereof, (iii) the Company attempts to terminate, challenges the validity of, or its liability under, the Purchase Agreement or any Related Agreement, (iv) any

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         proceeding  shall be brought to challenge the validity,  binding effect of the Purchase Agreement or any Related Agreement or (v) the Purchase Agreement or any Related Agreement ceases to be a valid, binding and enforceable obligation of the Company (to the extent such persons or entities are a party thereto);

                           (j) STOP TRADE. An SEC stop trade order or Principal Market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that the Company shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another Principal Market within sixty (60) days of such notice; or

                           (k) FAILURE TO DELIVER COMMON STOCK OR REPLACEMENT NOTE. The Company's failure to deliver Common Stock to the Holder pursuant to and in the form required by this Note and the Purchase Agreement and, if such failure to deliver Common Stock shall not be cured within two (2) business days or the Company is required to issue a replacement Note to the Holder and the Company shall fail to deliver such replacement Note within seven (7) business days.

                  3.2 DEFAULT INTEREST. Following the occurrence and during the continuance of an Event of Default, the Company shall pay additional interest on this Note in an amount equal to one and one half percent (1.5%) per month, and all outstanding obligations under this Note, the Purchase Agreement and each other Related Agreement, including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived.

                  3.3 ACCELERATION. Following the occurrence and during the continuance of an Event of Default, the Holder, at its option, may declare immediately due and payable all obligations and liabilities owing by Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement.

                                   ARTICLE IV
                                  MISCELLANEOUS

                  4.1 CONVERSION PRIVILEGES. The conversion privileges set forth in Article II shall remain in full force and effect immediately from the date hereof until the date this Note is indefeasibly paid in full and irrevocably terminated.

                  4.2 CUMULATIVE REMEDIES. The remedies under this Note shall be cumulative.

                  4.3 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

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                  4.4  NOTICES.  Any notice  herein  required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address provided in the Purchase Agreement executed in connection herewith, and to the Holder at the address provided in the Purchase Agreement for such Holder, or at such other address as the Company or the Holder may designate by ten days advance written notice to the other parties hereto. A Notice of Conversion shall be deemed given when made to the Company pursuant to the Purchase Agreement.

                  4.5 AMENDMENT PROVISION. The term "Note" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

                  4.6 ASSIGNABILITY. This Note shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement. The Company may not assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

                  4.7 COST OF COLLECTION. In case of any Event of Default under this Note, the Company shall pay the Holder reasonable costs of collection, including reasonable attorneys' fees.

                  4.8 GOVERNING LAW. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Colorado, without regard to its principles of conflicts of laws.

                  4.9 SEVERABILITY. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

                  4.10 MAXIMUM PAYMENTS. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

                  4.11 UNSECURED NOTE. This Note is unsecured.

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                  4.12  CONSTRUCTION.  Each  party  acknowledges  that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

                  IN WITNESS WHEREOF, the Company has caused this Secured Convertible Term Note to be signed in its name effective as of this 9th day of June, 2006.

                                              INCENTRA SOLUTIONS, INC.

                                              By: /s/Thomas P. Sweeney III
                                                  ------------------------------
                                                  Name:  Thomas P. Sweeney III
                                                  Title: Chief Executive Officer


WITNESS:

----------------------------------

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                                    EXHIBIT A

                              NOTICE OF CONVERSION

        (To be executed by the Holder in order to convert all or part of the Convertible Term Note into Common Stock)

[Name and Address of Company]

         The undersigned hereby converts $_________ of the principal due on [specify applicable Repayment Date] under the Secured Convertible Term Note dated as of June 9, 2006 (the "NOTE") issued by Incentra Solutions, Inc. (the "COMPANY") by delivery of shares of Common Stock of the Company ("SHARES") on and subject to the conditions set forth in the Note.

1.       Date of Conversion         _______________________

2.       Shares To Be Delivered:    _______________________

                                              [HOLDER]

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

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